Exhibit 10.1

EXECUTION COPY

October 7, 2026

OMNIBUS FIRST AMENDMENT TO LOAN AGREEMENT AND PROMISSORY NOTES

THIS OMNIBUS FIRST AMENDMENT TO LOAN AGREEMENT AND PROMISSORY NOTES (this “Amendment”) dated as of September 29, 2026, is entered into by and among PASADENA PRIVATE LENDING INC., a Delaware corporation (together with its successors and assigns, “Lender”), STARCO BRANDS, INC., a Nevada corporation (“Starco”), STARCO BRANDS, LLC, a Nevada limited liability company (“Starco Brands”), STARCO MANUFACTURING, LLC, a Nevada limited liability company (“Starco Manufacturing”), THE AOS GROUP INC., a Delaware corporation (“AOS”), SOYLENT NUTRITION, INC., a Delaware corporation (“Soylent”), SKYLAR BODY, LLC, a Delaware limited liability company (“Skylar”), WHIPSHOTS, LLC, a Wyoming limited liability company (“Whipshots”), WHIPSHOTS HOLDINGS, LLC, a Delaware limited liability company (“Whipshots Holdings”), CUSTOM FOODS, LLC, a Delaware limited liability company (“Custom Foods”), SFB ACQCO, LLC, a Delaware limited liability company (“SFB”), and INTERNATIONAL COMMISSARY CORPORATION, a California corporation (“ICC”, and, together with Starco, Starco Brands, Starco Manufacturing, AOS, Soylent, Skylar, Whipshots, Whipshots Holdings, Custom Foods, and SFB, each, jointly and severally, collectively, “Borrowers” and, each individually, a “Borrower”), and each of the Guarantors party hereto with respect to the following:

R E C I T A L S

A. Borrowers and Lender are parties to that certain Loan Agreement, dated as of July 15, 2026, (the “Original Loan Agreement”) (the Original Loan Agreement, as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Borrowers have entered into that certain Term Loan Promissory Note, dated as of July 15, 2026, in the original principal amount of $11,000,000.00, payable to Lender (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Note”).

C. Borrowers have entered into that certain Line of Credit Promissory Note, dated as of July 15, 2026, in the original principal amount of up to $3,000,000.00, payable to Lender (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Line of Credit Note”).

D. Pursuant to the terms of the Loan Agreement, Borrowers may provide written notice to Lender that Lender provide Accordion Term Loans in an aggregate amount not to exceed $4,000,000.00, which shall be evidenced by an Accordion Term Note in the form attached to the Loan Agreement as Exhibit A.2 (each, an “Accordion Term Note”, and together with the Term Loan Note and the Line of Credit Note, collectively, the “Notes”).

E. Borrowers and Lender desire to modify the Loan Agreement, the Notes and the other Loan Documents, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. DEFINED TERMS. Capitalized terms used in this Amendment and not defined herein shall have the meaning given in the Loan Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. Effective as of the First Amendment Effective Date (as defined herein), and in reliance upon the representations and warranties of the Loan Parties set forth in the Loan Documents and in this Amendment, the Loan Agreement is hereby amended as follows:

(a) Section 1 (Definitions) of the Loan Agreement is amended to include the following new definitions in the applicable alphabetic order:

“First Amendment” means that certain Omnibus First Amendment to Loan Agreement and Promissory Notes, dated as of September 29, 2026, by and among Lender, Borrowers and the Guarantors party thereto.

“First Amendment Effective Date” means September 29, 2026.

(b) The definition of “Applicable Margin” set forth in Section 1.01(c) of the Accordion Term Note attached as Exhibit A.2. to the Loan Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” means as of any date of determination or calculation each day during the period commencing on the First Amendment Effective Date and continuing through the Maturity Date, four and one-quarter percent (4.25%) per annum.

3. AMENDMENTS TO NOTES. Effective as of the First Amendment Effective Date (as defined herein), and in reliance upon the representations and warranties of the Loan Parties as set forth in the Loan Documents and in this Amendment, each of the Notes is hereby amended as follows:

(a) The form of each Accordion Term Note shall be amended as set forth in Section 2(b) hereof.

(b) The definition of “Applicable Margin” set forth in Section 1.01(c) of each of the Term Loan Note and the Line of Credit Note is hereby amended and restated in its entirety as follows:

“Applicable Margin” means as of any date of determination or calculation each day during the period commencing on the First Amendment Effective Date and continuing through the Maturity Date, four and one-quarter percent (4.25%) per annum.

4. OTHER LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents (other than the Loan Agreement) is hereby amended to conform to the amendments set forth in Section 2 and Section 3 of this Amendment. Without limiting the foregoing, all references in the Loan Documents (other than the Loan Agreement) to (i) a “Note” or the “Notes” shall be deemed amended to be references to the Term Loan Note, each Accordion Term Note and the Line of Credit Note, each as defined in the Loan Agreement after giving effect to this Amendment, and (ii) all references in the Loan Documents (other than the Loan Agreement) to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended through the date hereof (including after giving effect to this Amendment).

5. DOCUMENT RATIFICATION. Except as expressly modified herein, the Loan Documents are hereby ratified and affirmed by Borrowers and Guarantors, and shall remain in full force and effect, as modified by this Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the payment of all indebtedness and liabilities of Borrowers to Lender, and performance of all obligations, due or to become due under the Notes.

6. NO WAIVER. Nothing contained herein shall be construed as a waiver by the Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, or of any other contract or instrument between the Borrower and the Guarantors (or any of them), on the one hand, and the Lender on the other hand, and the failure by the Lender at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Lender to thereafter demand strict compliance therewith. The Lender hereby reserves all rights granted under the Loan Agreement and the other Loan Documents. The execution of this Amendment by the Lender does not and shall not constitute a waiver of any rights or remedies to which the Lender is entitled pursuant to the Loan Agreement or the other Loan Documents, nor shall the same constitute a waiver or forgiveness of any default now existing or which may occur in the future with respect to the Loan Agreement or the other Loan Documents.

7. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred (such date, the “First Amendment Effective Date”):

(a) Borrowers and Guarantors shall have executed and delivered to Lender this Amendment.

(b) No Default or Event of Default under any of the Loan Documents shall have occurred and be continuing on the date hereof, or would exist immediately after giving effect to this Amendment.

(c) Each of the representations and warranties contained in Section 8 of this Amendment shall be true and correct in all material respects on and as of the First Amendment Effective Date.

(d) Borrowers shall have paid all other accrued and unpaid fees and all costs and expenses to the extent, in each case, then due and payable pursuant to the Loan Agreement.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS. Each Borrower represents, warrants and covenants to Lender that, as of the date hereof:

(a) No Default or Event of Default under any of the Loan Documents, as modified herein, has occurred and is continuing.

(b) The representations and warranties contained in the Loan Documents are true and correct in all material respects as if made on the First Amendment Effective Date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c) The Loan Documents as modified herein constitute the legal, valid, and binding obligations of each Borrower and are enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

9. REAFFIRMATION OF OBLIGATIONS AND SECURITY INTERESTS. Each Borrower and each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment; (b) affirms all of its obligations under the Loan Documents; and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any of such Borrower’s or such Guarantor’s obligations under the Loan Documents. Each Guarantor, jointly and severally, unconditionally and irrevocably, affirms that the guarantees previously provided to Lender in connection with the Loan Agreement and the other Loan Documents, remain in full force and effect as to the Loans, as amended hereby. Each Borrower and each Guarantor (x) affirms that each of the liens granted to Lender in or pursuant to the Loan Documents (including, without limitation, the Pledge Agreements executed by the applicable Borrower and Guarantor) are valid and subsisting in accordance with the terms thereof and (y) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the liens granted to Lender in or pursuant to the Loan Documents.

10. CONTROLLING LAW. The terms and provisions of this Amendment shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California.

11. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

12. COUNTERPARTS; ELECTRONIC SIGNATURES. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Amendment, the parties may execute and exchange signature pages by facsimile or via electronic mail (*.pdf or similar file types). The parties further agree that counterparts of this Amendment may be signed electronically via Adobe Sign, DocuSign protocol or other electronic platform. All such signatures may be used in the place of original “wet ink” signatures to this Amendment and shall have the same legal effect as the physical delivery of an original signature.

13. RELEASE. Each Borrower and each Guarantor (each, a “Releasing Party”), solely on behalf of itself and not on behalf of any other person, hereby releases and discharges Lender and its respective officers, directors, employees, agents and attorneys (collectively, the “Released Parties”) from any and all claims, causes of action, defenses, counterclaims, offsets and demands that such Releasing Party actually knows, as of the date of this Amendment, that it has against any Released Party, in each case to the extent directly arising out of or relating to the Loan Agreement or the other Loan Documents or the administration thereof on or before the date of this Amendment.

Notwithstanding the foregoing, the foregoing release shall not apply to, and each Releasing Party expressly reserves: (a) any claim that such Releasing Party does not actually know exists as of the date of this Amendment; (b) any claim arising from any act, omission, event or circumstance occurring after the date of this Amendment; (c) any claim arising from a breach of this Amendment or any other Loan Document occurring after the date of this Amendment; (d) any claim arising from the fraud, gross negligence, willful misconduct, bad faith or violation of applicable law by any Released Party; (e) any claim relating to the existence, priority, amount, calculation, application or payment of any obligation under the Loan Documents that arises after the date of this Amendment; or (f) any right of any Borrower or Guarantor to enforce the express terms of this Amendment or any other Loan Document.

Nothing in this Section 13 shall constitute: (i) a representation or acknowledgment that any claim, defense, counterclaim, offset or dispute exists; (ii) a release by any Person that is not a signatory to this Amendment; (iii) a waiver of any right or protection afforded to a Releasing Party under Section 1542 of the California Civil Code or any analogous applicable law; or (iv) a release of any Person other than the Released Parties expressly identified above. Each Releasing Party acknowledges that the limited release set forth in this Section 13 is a material part of the consideration for Lender’s execution of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the First Amendment Effective Date.

LENDER:	PASADENA PRIVATE LENDING INC.,
a Delaware corporation

	By:	/s/ Jason Shlecter
	Name:	Jason Shlecter
	Title:	Secretary

BORROWERS:	STARCO BRANDS, INC.,
a Nevada corporation

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

STARCO BRANDS, LLC,
a Nevada limited liability company

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

STARCO MANUFACTURING, LLC,
a Nevada limited liability company

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

THE AOS GROUP INC.,
a Delaware corporation

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

SOYLENT NUTRITION, INC.,
a Delaware corporation

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

SKYLAR BODY, LLC,
a Delaware limited liability company

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT]

WHIPSHOTS, LLC,
a Wyoming limited liability company

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer

WHIPSHOTS HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer

CUSTOM FOODS, LLC,
a Delaware limited liability company

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer

SFB ACQCO, LLC,
a Delaware limited liability company

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer

INTERNATIONAL COMMISSARY CORPORATION,
a California corporation

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT]

GUARANTOR ACKNOWLEDGEMENT, AGREEMENT AND ACCEPTANCE:

/s/ Ross Sklar
Ross Sklar, an individual

[Redacted]

By:	/s/ Marin Sklar
Name:	Marin Sklar
Title:	Trustee

[Redacted]

By:	/s/ Marin Sklar
Name:	Marin Sklar
Title:	Trustee

[Redacted]

By:	/s/ Marin Sklar
Name:	Marin Sklar
Title:	Trustee

[Redacted]

By:	/s/ Ross Sklar
Name:	Ross Sklar
Title:	Trustee

[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT]